                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 2002


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)


          OREGON                                                 47-0255140
(State or other jurisdiction            1-13159               (I.R.S. employer
     of incorporation)          (Commission file number)     identification no.)



           ENRON BUILDING
         1400 SMITH STREET
           HOUSTON, TEXAS                                           77002
(Address of principal executive offices)                         (Zip Code)


       Registrants' telephone number, including area code: (713) 853-6161

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ITEM 5.  OTHER EVENTS.

         On June 25, 2002, the Company and certain other debtor-in-possession subsidiaries of the Company filed their monthly operating report for February 2002 with the United States Bankruptcy Court for the Southern District of New York. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

         FORWARD-LOOKING STATEMENTS.

         THIS FORM 8-K, INCLUDING EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING: VARIOUS REGULATORY ISSUES, THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS, THE OUTCOME OF THE LITIGATION RELATING TO THE ABANDONED MERGER AGREEMENT BETWEEN THE COMPANY AND DYNEGY, INC., GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE COMPANY'S MOST RECENT REPORTS ON FORMS 10-K, 10-Q AND 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC).

         THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORT ATTACHED HERETO HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE LAW UNDER THE UNITED STATES BANKRUPTCY CODE AND IS NOT TO BE USED FOR INVESTMENT PURPOSES. AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON. AS EXPLAINED IN A FEBRUARY 12, 2002 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE COMPANY BELIEVES THE EXISTING EQUITY OF THE COMPANY HAS AND WILL HAVE NO VALUE AND THAT ANY PLAN UNDER CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE CONFIRMED BY THE BANKRUPTCY COURT WILL NOT PROVIDE THE COMPANY'S EXISTING EQUITY WITH ANY RECOVERY.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

         99.1  Monthly Operating Report of Enron Corp. et al. for February 2002.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENRON CORP.




Date:  June 25, 2002                   By: /s/ Raymond M. Bowen, Jr.
                                           -------------------------------
                                       Name:  Raymond M. Bowen, Jr.
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT            DESCRIPTION
-------            -----------
99.1      --       Monthly Operating Report of Enron Corp. et al. for
                   February 2002.